UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2007

Champps Entertainment, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-22639	04-3370491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, CO 80124

(Address of Principal Executive Offices) (Zip Code)

(303) 804-1333

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On March 1, 2007, Champps Entertainment, Inc. issued a press release announcing that the letter of intent it entered into last month with Kinderhook Industries, LLC to sell substantially all of its assets to an investment entity to be sponsored by Kinderhook had expired pursuant to its terms. The letter of intent was previously filed with the Securities and Exchange Commission on Form 8-K on January 17, 2007. The Company also stated that a special committee of its board of directors is continuing to pursue a sale of the Company and that it has received indications of interest from a number of potential purchasers

A copy of the press release is furnished as exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release, dated March 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 2, 2007	Champps Entertainment, Inc. (Registrant)

		By:	/s/ David D. Womack
		Name:	David D. Womack
		Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description
Exhibit 99.1	Press Release, dated March 1, 2007